Third Quarter 2014

Statistical Supplement

unum GROUP®

Unum Group
Statistical Supplement Third Quarter 2014

 TABLE OF CONTENTS
(Dollars in millions, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013	12/31/2013	12/31/2012
Consolidated U.S. GAAP Results¹

Premium Income	$1,947.2	$1,897.3	$5,829.3	$5,734.0	$7,624.7	$7,716.1

Operating Revenue	$2,608.2	$2,567.0	$7,840.6	$7,770.1	$10,347.0	$10,459.2
Net Realized Investment Gain (Loss)	1.2	(26.1)	33.4	(2.5)	6.8	56.2

Revenue	$2,609.4	$2,540.9	$7,874.0	$7,767.6	$10,353.8	$10,515.4

Net Income	$221.1	$205.7	$692.5	$636.9	$858.1	$894.4
Net Income Per Share:
Basic	$0.87	$0.78	$2.70	$2.39	$3.24	$3.18
Assuming Dilution	$0.87	$0.78	$2.69	$2.38	$3.23	$3.17

Operating Return on Equity
Unum US	13.6%	13.9%	13.5%	13.6%	13.6%	13.8%
Unum UK	15.7%	15.7%	18.2%	13.5%	14.0%	12.2%
Colonial Life	16.2%	16.0%	17.1%	16.8%	16.5%	16.8%
Core Operating Segments	14.4%	14.5%	14.7%	14.2%	14.2%	14.1%
Consolidated	10.5%	11.6%	11.0%	11.6%	11.4%	12.3%

Assets			$61,960.6	$59,585.8	$59,403.6	$62,236.1
Stockholders' Equity			$9,244.0	$8,669.9	$8,659.1	$8,612.6

Traditional U.S. Life Insurance Companies' Statutory Results²
After-tax Operating Income	$168.1	$159.8	$469.1	$544.0	$679.6	$649.8
Unclaimed Death Benefits Reserve Increase, After Tax	—	—	—	—	(62.1)	—

Net Gain from Operations, After Tax	168.1	159.8	469.1	544.0	617.5	649.8
Net Realized Investment Gain (Loss), After Tax	4.7	(1.4)	7.2	(26.5)	(33.0)	(25.3)

Net Income	$172.8	$158.4	$476.3	$517.5	$584.5	$624.5

Capital and Surplus			$3,388.4	$3,465.2	$3,450.5	$3,426.5

Weighted Average Risk-based Capital Ratio			400%	397%	405%	396%
1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, and The Paul Revere Variable Annuity Insurance Company.

Unum Group Capital Metrics

	9/30/2014		9/30/2013		12/31/2013		12/31/2012
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Book Value
Total Stockholders' Equity, As Reported	$9,244.0	$36.69	$8,669.9	$33.20	$8,659.1	$33.30	$8,612.6	$31.87
Net Unrealized Gain on Securities	462.0	1.83	427.4	1.64	135.7	0.52	873.5	3.23
Net Gain on Cash Flow Hedges	383.5	1.52	397.2	1.52	396.3	1.52	401.6	1.48
Subtotal	8,398.5	33.34	7,845.3	30.04	8,127.1	31.26	7,337.5	27.16
Foreign Currency Translation Adjustment	(69.5)	(0.27)	(73.4)	(0.28)	(47.1)	(0.18)	(72.6)	(0.26)
Subtotal	8,468.0	33.61	7,918.7	30.32	8,174.2	31.44	7,410.1	27.42
Unrecognized Pension and Postretirement Benefit Costs	(227.4)	(0.91)	(341.6)	(1.31)	(229.9)	(0.88)	(574.5)	(2.13)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income	$8,695.4	$34.52	$8,260.3	$31.63	$8,404.1	$32.32	$7,984.6	$29.55

Dividends Paid	$117.7	$0.455	$108.8	$0.405	$146.5	$0.550	$133.8	$0.470

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013	12/31/2013	12/31/2012
Shares Repurchased (millions)	2.9	2.5	8.7	9.8	11.2	23.6
Cost of Shares Repurchased (millions)(1)	$100.5	$75.0	$300.6	$268.5	$318.6	$500.6
Price (UNM closing price on last trading day of period)			$34.38	$30.44	$35.08	$20.82

Leverage Ratio			23.9%	23.7%	23.0%	25.3%

Holding Company Cash and Marketable Securities			$720	$678	$514	$805

(1) Includes commissions of $0.1 million for each of the nine month periods ended September 30, 2014 and 2013 as well as commissions of $0.2 million and $0.6 million for the years ended December 31, 2013 and 2012, respectively.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Issuer Credit Ratings	bbb (Good)	BBB (Good)	Baa2 (Adequate)	BBB (Adequate)

Financial Strength Ratings
Provident Life and Accident	A (Excellent)	A (Strong)	A2 (Good)	A (Strong)
Unum Life of America	A (Excellent)	A (Strong)	A2 (Good)	A (Strong)
Colonial Life & Accident	A (Excellent)	A (Strong)	A2 (Good)	A (Strong)
Paul Revere Life	A (Excellent)	A (Strong)	A2 (Good)	A (Strong)
Unum Limited	Not Rated	Not Rated	Not Rated	A- (Strong)

Unum Group Consolidated Statements of Income

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013	12/31/2013	12/31/2012
Revenue
Premium Income	$1,947.2	$1,897.3	$5,829.3	$5,734.0	$7,624.7	$7,716.1
Net Investment Income	606.4	615.5	1,848.0	1,862.7	2,492.1	2,515.2
Net Realized Investment Gain (Loss)	1.2	(26.1)	33.4	(2.5)	6.8	56.2
Other Income	54.6	54.2	163.3	173.4	230.2	227.9
Total Revenue	2,609.4	2,540.9	7,874.0	7,767.6	10,353.8	10,515.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,653.6	1,641.6	4,938.3	4,951.9	6,595.7	6,722.2
Commissions	232.0	222.6	697.2	681.6	909.5	917.2
Interest and Debt Expense - Non-recourse Debt	1.8	2.1	5.5	6.5	8.5	11.5
Interest and Debt Expense - All Other Debt	36.6	35.3	123.5	105.3	140.9	133.9
Deferral of Acquisition Costs	(127.8)	(117.8)	(381.6)	(349.3)	(466.8)	(467.3)
Amortization of Deferred Acquisition Costs	107.9	98.6	332.9	323.7	418.9	378.7
Other Expenses	393.2	374.4	1,173.1	1,148.5	1,541.9	1,569.7
Total Benefits and Expenses	2,297.3	2,256.8	6,888.9	6,868.2	9,148.6	9,265.9

Income Before Income Tax	312.1	284.1	985.1	899.4	1,205.2	1,249.5
Income Tax Expense	91.0	78.4	292.6	262.5	347.1	355.1

Net Income	$221.1	$205.7	$692.5	$636.9	$858.1	$894.4

Average Weighted Shares Outstanding
Basic	253.6	262.9	256.6	265.9	264.7	281.4
Assuming Dilution	254.8	264.3	257.8	267.1	265.9	281.8

Actual Number of Shares Outstanding			251.9	261.1	260.0	270.2

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2014	9/30/2013	% Change	9/30/2014	9/30/2013	% Change	12/31/2013	12/31/2012
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$28.0	$25.7	8.9%	$107.5	$89.6	20.0%	$173.3	$182.2
Group Short-term Disability	15.6	12.8	21.9	58.7	47.3	24.1	101.9	97.4
Group Life and AD&D	33.6	25.5	31.8	137.2	98.8	38.9	199.4	207.5
Subtotal	77.2	64.0	20.6	303.4	235.7	28.7	474.6	487.1
Supplemental and Voluntary
Individual Disability - Recently Issued	14.4	11.2	28.6	40.7	36.6	11.2	52.2	57.0
Voluntary Benefits	46.1	46.6	(1.1)	189.3	178.4	6.1	218.8	216.4
Subtotal	60.5	57.8	4.7	230.0	215.0	7.0	271.0	273.4
Total Sales	$137.7	$121.8	13.1	$533.4	$450.7	18.3	$745.6	$760.5

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 lives)	$60.4	$53.3	13.3%	$211.8	$170.0	24.6%	$324.4	$334.9
Large Case Market	16.8	10.7	57.0	91.6	65.7	39.4	150.2	152.2
Subtotal	77.2	64.0	20.6	303.4	235.7	28.7	474.6	487.1
Supplemental and Voluntary	60.5	57.8	4.7	230.0	215.0	7.0	271.0	273.4
Total Sales	$137.7	$121.8	13.1	$533.4	$450.7	18.3	$745.6	$760.5

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Nine Months Ended			Year Ended
(in millions of dollars)	9/30/2014	9/30/2013	% Change	9/30/2014	9/30/2013	% Change	12/31/2013	12/31/2012
Sales by Product
Group Long-term Disability	$12.0	$10.3	16.5%	$39.1	$35.0	11.7%	$50.5	$51.2
Group Life	8.4	6.1	37.7	17.8	17.4	2.3	21.4	38.0
Supplemental	1.0	0.9	11.1	2.9	3.0	(3.3)	3.9	4.9
Total Sales	$21.4	$17.3	23.7	$59.8	$55.4	7.9	$75.8	$94.1

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	$9.7	$8.7	11.5%	$29.9	$27.8	7.6%	$38.9	$38.7
Large Case Market	10.7	7.7	39.0	27.0	24.6	9.8	33.0	50.5
Subtotal	20.4	16.4	24.4	56.9	52.4	8.6	71.9	89.2
Supplemental	1.0	0.9	11.1	2.9	3.0	(3.3)	3.9	4.9
Total Sales	$21.4	$17.3	23.7	$59.8	$55.4	7.9	$75.8	$94.1

(in millions of pounds)
Sales by Product
Group Long-term Disability	£7.1	£6.6	7.6%	£23.4	£22.6	3.5%	£32.2	£32.3
Group Life	5.1	3.8	34.2	10.7	11.2	(4.5)	13.7	24.1
Supplemental	0.6	0.7	(14.3)	1.7	2.0	(15.0)	2.5	3.1
Total Sales	£12.8	£11.1	15.3	£35.8	£35.8	—	£48.4	£59.5

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	£5.8	£5.5	5.5%	£17.9	£17.9	—%	£24.9	£24.4
Large Case Market	6.4	4.9	30.6	16.2	15.9	1.9	21.0	32.0
Subtotal	12.2	10.4	17.3	34.1	33.8	0.9	45.9	56.4
Supplemental	0.6	0.7	(14.3)	1.7	2.0	(15.0)	2.5	3.1
Total Sales	£12.8	£11.1	15.3	£35.8	£35.8	—	£48.4	£59.5

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2014	9/30/2013	% Change	9/30/2014	9/30/2013	% Change	12/31/2013	12/31/2012
Sales by Product
Accident, Sickness, and Disability	$56.1	$50.2	11.8%	$160.1	$148.6	7.7%	$238.2	$233.0
Life	15.7	13.7	14.6	48.2	43.0	12.1	68.1	67.3
Cancer and Critical Illness	14.0	12.2	14.8	40.1	36.2	10.8	61.3	61.6
Total Sales	$85.8	$76.1	12.7	$248.4	$227.8	9.0	$367.6	$361.9

Sales by Market Sector
Commercial
Core Market (< 1,000 lives)	$58.0	$52.5	10.5%	$173.5	$161.9	7.2%	$246.0	$248.3
Large Case Market	9.2	6.8	35.3	28.9	22.1	30.8	49.0	40.9
Total Commercial Sales	67.2	59.3	13.3	202.4	184.0	10.0	295.0	289.2
Public Sector	18.6	16.8	10.7	46.0	43.8	5.0	72.6	72.7
Total Sales	$85.8	$76.1	12.7	$248.4	$227.8	9.0	$367.6	$361.9

5. 2

Unum Group Consolidated Balance Sheets

	September 30	December 31
	2014	2013
Assets
Investments
Fixed Maturity Securities	$44,715.2	$42,344.4
Mortgage Loans	1,807.5	1,815.1
Policy Loans	3,355.5	3,276.0
Other Long-term Investments	558.8	566.0
Short-term Investments	942.4	913.4
Total Investments	51,379.4	48,914.9

Other Assets
Cash and Bank Deposits	60.6	94.1
Accounts and Premiums Receivable	1,658.8	1,647.8
Reinsurance Recoverable	4,859.2	4,806.5
Accrued Investment Income	702.3	700.2
Deferred Acquisition Costs	1,866.5	1,829.2
Goodwill	200.7	200.9
Property and Equipment	531.4	511.9
Income Tax Receivable	—	50.3
Other Assets	701.7	647.8
Total Assets	$61,960.6	$59,403.6

Liabilities
Policy and Contract Benefits	$1,527.7	$1,511.0
Reserves for Future Policy and Contract Benefits	44,478.6	43,099.1
Unearned Premiums	472.8	413.8
Other Policyholders’ Funds	1,650.8	1,658.4
Income Tax Payable	10.2	—
Deferred Income Tax	432.7	144.3
Short-term Debt	70.2	76.5
Long-term Debt - Non-recourse	404.8	440.0
Long-term Debt - All Other	2,378.5	2,172.0
Other Liabilities	1,290.3	1,229.4
Total Liabilities	52,716.6	50,744.5

Stockholders’ Equity
Common Stock	36.1	36.1
Additional Paid-in Capital	2,651.2	2,634.1
Accumulated Other Comprehensive Income	548.6	255.0
Retained Earnings	8,658.0	8,083.2
Treasury Stock	(2,649.9)	(2,349.3)
Total Stockholders’ Equity	9,244.0	8,659.1
Total Liabilities and Stockholders’ Equity	$61,960.6	$59,403.6

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated
Balances at December 31, 2012	$1,024.3	$38.8	$692.4	$1,755.5
Capitalized	252.0	9.8	205.0	466.8
Amortized	(230.0)	(14.7)	(174.2)	(418.9)
Adjustment Related to Unrealized Investment Losses	5.2	—	20.2	25.4
Foreign Currency	—	0.4	—	0.4
Balances at December 31, 2013	1,051.5	34.3	743.4	1,829.2
Capitalized	214.5	7.6	159.5	381.6
Amortized	(188.8)	(9.6)	(134.5)	(332.9)
Adjustment Related to Unrealized Investment Gains	(1.6)	0.1	(9.2)	(10.7)
Foreign Currency	—	(0.7)	—	(0.7)
Balances at September 30, 2014	$1,075.6	$31.7	$759.2	$1,866.5

6. 1

Unum Group Balance Sheets by Segment - September 30, 2014

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,302.9	$2,590.0	$4,106.6	$15,999.5	$3,512.5	$2,562.2	$27,084.9	$2,220.3	$51,379.4
Deferred Acquisition Costs	64.7	56.1	954.8	1,075.6	31.7	759.2	—	—	1,866.5
Goodwill	1.4	—	187.6	189.0	11.7	—	—	—	200.7
All Other	593.8	204.5	610.1	1,408.4	242.1	302.5	6,066.8	494.2	8,514.0
Total Assets	$9,962.8	$2,850.6	$5,859.1	$18,672.5	$3,798.0	$3,623.9	$33,151.7	$2,714.5	$61,960.6

Liabilities
Reserves and Policyholder Benefits	$8,143.7	$1,715.7	$3,683.7	$13,543.1	$3,004.7	$2,124.1	$29,458.0	$—	$48,129.9
Debt	1.0	—	—	1.0	—	—	420.8	2,431.7	2,853.5
All Other	314.3	95.8	385.2	795.3	84.8	247.3	65.4	540.4	1,733.2
Total Liabilities	8,459.0	1,811.5	4,068.9	14,339.4	3,089.5	2,371.4	29,944.2	2,972.1	52,716.6

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,492.0	997.3	1,660.0	4,149.3	650.7	1,149.7	2,861.9	(413.1)	8,398.5
Net Unrealized Gain/Loss on Securities and Net Gain on Cash Flow Hedges	11.8	41.8	130.2	183.8	57.8	102.8	345.6	155.5	845.5
Total Allocated Stockholders' Equity	1,503.8	1,039.1	1,790.2	4,333.1	708.5	1,252.5	3,207.5	(257.6)	9,244.0

Total Liabilities and Allocated Stockholders' Equity	$9,962.8	$2,850.6	$5,859.1	$18,672.5	$3,798.0	$3,623.9	$33,151.7	$2,714.5	$61,960.6

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

6. 2

Unum Group Balance Sheets by Segment - December 31, 2013

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,485.0	$2,478.2	$4,005.7	$15,968.9	$3,413.1	$2,487.6	$25,498.0	$1,547.3	$48,914.9
Deferred Acquisition Costs	55.9	49.9	945.7	1,051.5	34.3	743.4	—	—	1,829.2
Goodwill	1.5	—	187.5	189.0	11.9	—	—	—	200.9
All Other	509.7	204.5	460.7	1,174.9	194.8	251.9	6,066.2	770.8	8,458.6
Total Assets	$10,052.1	$2,732.6	$5,599.6	$18,384.3	$3,654.1	$3,482.9	$31,564.2	$2,318.1	$59,403.6

Liabilities
Reserves and Policyholder Benefits	$8,208.9	$1,689.3	$3,514.0	$13,412.2	$2,940.7	$2,046.9	$28,282.5	$—	$46,682.3
Debt	4.7	—	—	4.7	—	—	455.1	2,228.7	2,688.5
All Other	275.4	65.2	339.3	679.9	66.9	213.2	(87.9)	501.6	1,373.7
Total Liabilities	8,489.0	1,754.5	3,853.3	14,096.8	3,007.6	2,260.1	28,649.7	2,730.3	50,744.5

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,564.3	952.1	1,651.9	4,168.3	622.2	1,147.4	2,698.2	(509.0)	8,127.1
Net Unrealized Gain/Loss on Securities and Net Gain on Cash Flow Hedges	(1.2)	26.0	94.4	119.2	24.3	75.4	216.3	96.8	532.0
Total Allocated Stockholders' Equity	1,563.1	978.1	1,746.3	4,287.5	646.5	1,222.8	2,914.5	(412.2)	8,659.1

Total Liabilities and Allocated Stockholders' Equity	$10,052.1	$2,732.6	$5,599.6	$18,384.3	$3,654.1	$3,482.9	$31,564.2	$2,318.1	$59,403.6

6. 3

Unum Group Financial Results by Segment

	Three Months Ended			Nine Months Ended
	9/30/2014	9/30/2013	% Change	9/30/2014	9/30/2013	% Change
Premium Income
Unum US	$1,162.7	$1,124.6	3.4%	$3,472.9	$3,395.8	2.3%
Unum UK	152.6	137.3	11.1	458.3	418.7	9.5
Colonial Life	319.4	309.1	3.3	952.6	924.1	3.1
Closed Block	312.5	326.3	(4.2)	945.5	995.4	(5.0)
	1,947.2	1,897.3	2.6	5,829.3	5,734.0	1.7
Net Investment Income
Unum US	216.6	233.1	(7.1)	664.2	$699.9	(5.1)
Unum UK	34.4	30.3	13.5	112.3	106.5	5.4
Colonial Life	35.7	36.3	(1.7)	108.8	110.3	(1.4)
Closed Block	317.7	315.4	0.7	960.5	944.6	1.7
Corporate	2.0	0.4	N.M.	2.2	1.4	57.1
	606.4	615.5	(1.5)	1,848.0	1,862.7	(0.8)
Other Income
Unum US	30.2	30.2	—	91.4	$99.0	(7.7)
Unum UK	—	0.1	(100.0)	0.1	0.1	—
Colonial Life	0.1	—	100.0	0.1	0.1	—
Closed Block	23.4	23.6	(0.8)	69.5	71.5	(2.8)
Corporate	0.9	0.3	N.M.	2.2	2.7	(18.5)
	54.6	54.2	0.7	163.3	173.4	(5.8)
Total Operating Revenue
Unum US	1,409.5	1,387.9	1.6	4,228.5	4,194.7	0.8
Unum UK	187.0	167.7	11.5	570.7	525.3	8.6
Colonial Life	355.2	345.4	2.8	1,061.5	1,034.5	2.6
Closed Block	653.6	665.3	(1.8)	1,975.5	2,011.5	(1.8)
Corporate	2.9	0.7	N.M.	4.4	4.1	7.3
	$2,608.2	$2,567.0	1.6	$7,840.6	$7,770.1	0.9

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Nine Months Ended
	9/30/2014	9/30/2013	% Change	9/30/2014	9/30/2013	% Change
Benefits and Expenses
Unum US	$1,195.2	$1,168.1	2.3%	$3,584.6	$3,552.8	0.9%
Unum UK	153.5	136.4	12.5	461.1	429.2	7.4
Colonial Life	284.0	276.4	2.7	835.6	819.0	2.0
Closed Block	627.4	639.6	(1.9)	1,882.9	1,928.9	(2.4)
Corporate	35.8	33.6	6.5	120.5	107.8	11.8
	2,295.9	2,254.1	1.9	6,884.7	6,837.7	0.7
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	214.3	219.8	(2.5)	643.9	641.9	0.3
Unum UK	33.5	31.3	7.0	109.6	96.1	14.0
Colonial Life	71.2	69.0	3.2	225.9	215.5	4.8
Closed Block	26.2	25.7	1.9	92.6	82.6	12.1
Corporate	(32.9)	(32.9)	—	(116.1)	(103.7)	(12.0)
	312.3	312.9	(0.2)	955.9	932.4	2.5
Income Tax Expense	91.2	88.3	3.3	284.7	273.7	4.0

Income Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	221.1	224.6	(1.6)	671.2	658.7	1.9

Net Realized Investment Gain (Loss), Net of Tax	0.9	(17.2)	(105.2)	24.0	(1.9)	N.M.

Non-operating Retirement-related Loss, Net of Tax	(0.9)	(1.7)	47.1	(2.7)	(19.9)	86.4

Net Income	$221.1	$205.7	7.5	$692.5	$636.9	8.7

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12
Premium Income
Unum US	$1,162.7	$1,157.7	$1,152.5	$1,121.3	$1,124.6	$1,131.5	$1,139.7	$1,117.6	$1,111.9
Unum UK	152.6	154.0	151.7	137.9	137.3	137.6	143.8	175.5	175.2
Colonial Life	319.4	316.8	316.4	308.1	309.1	307.9	307.1	301.9	299.4
Closed Block	312.5	315.1	317.9	323.4	326.3	328.8	340.3	342.2	342.9
	1,947.2	1,943.6	1,938.5	1,890.7	1,897.3	1,905.8	1,930.9	1,937.2	1,929.4
Net Investment Income
Unum US	216.6	221.2	226.4	229.7	233.1	231.1	235.7	240.5	236.3
Unum UK	34.4	44.3	33.6	42.0	30.3	45.4	30.8	50.3	34.8
Colonial Life	35.7	36.2	36.9	35.1	36.3	34.3	39.7	35.1	33.9
Closed Block	317.7	326.5	316.3	327.7	315.4	316.1	313.1	317.1	307.3
Corporate	2.0	0.9	(0.7)	(5.1)	0.4	(0.8)	1.8	—	6.9
	606.4	629.1	612.5	629.4	615.5	626.1	621.1	643.0	619.2
Other Income
Unum US	30.2	30.3	30.9	29.3	30.2	32.1	36.7	31.5	31.3
Unum UK	—	0.2	(0.1)	—	0.1	(0.1)	0.1	—	—
Colonial Life	0.1	0.1	(0.1)	0.1	—	0.1	—	0.1	—
Closed Block	23.4	24.5	21.6	22.4	23.6	23.8	24.1	21.2	26.4
Corporate	0.9	(0.2)	1.5	5.0	0.3	0.8	1.6	0.6	0.4
	54.6	54.9	53.8	56.8	54.2	56.7	62.5	53.4	58.1
Total Operating Revenue
Unum US	1,409.5	1,409.2	1,409.8	1,380.3	1,387.9	1,394.7	1,412.1	1,389.6	1,379.5
Unum UK	187.0	198.5	185.2	179.9	167.7	182.9	174.7	225.8	210.0
Colonial Life	355.2	353.1	353.2	343.3	345.4	342.3	346.8	337.1	333.3
Closed Block	653.6	666.1	655.8	673.5	665.3	668.7	677.5	680.5	676.6
Corporate	2.9	0.7	0.8	(0.1)	0.7	—	3.4	0.6	7.3
	$2,608.2	$2,627.6	$2,604.8	$2,576.9	$2,567.0	$2,588.6	$2,614.5	$2,633.6	$2,606.7

Unum Group Quarterly Historical Financial Results by Segment - Continued

	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12
Benefits and Expenses
Unum US	$1,195.2	$1,190.4	$1,199.0	$1,153.6	$1,168.1	$1,180.7	$1,204.0	$1,177.4	$1,163.2
Unum UK	153.5	158.9	148.7	144.0	136.4	149.4	143.4	190.8	182.5
Colonial Life	284.0	277.8	273.8	294.0	276.4	271.2	271.4	268.8	264.6
Closed Block	627.4	628.8	626.7	646.7	639.6	639.1	650.2	651.7	651.0
Corporate	35.8	49.7	35.0	39.7	33.6	37.1	37.1	35.2	34.7
	2,295.9	2,305.6	2,283.2	2,278.0	2,254.1	2,277.5	2,306.1	2,323.9	2,296.0
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	214.3	218.8	210.8	226.7	219.8	214.0	208.1	212.2	216.3
Unum UK	33.5	39.6	36.5	35.9	31.3	33.5	31.3	35.0	27.5
Colonial Life	71.2	75.3	79.4	49.3	69.0	71.1	75.4	68.3	68.7
Closed Block	26.2	37.3	29.1	26.8	25.7	29.6	27.3	28.8	25.6
Corporate	(32.9)	(49.0)	(34.2)	(39.8)	(32.9)	(37.1)	(33.7)	(34.6)	(27.4)
	312.3	322.0	321.6	298.9	312.9	311.1	308.4	309.7	310.7
Income Tax Expense	91.2	97.6	95.9	82.0	88.3	92.6	92.8	84.7	86.7

Income Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	221.1	224.4	225.7	216.9	224.6	218.5	215.6	225.0	224.0

Net Realized Investment Gain (Loss), Net of Tax	0.9	19.0	4.1	5.8	(17.2)	8.6	6.7	16.4	13.8

Non-operating Retirement-related Loss, Net of Tax	(0.9)	(0.9)	(0.9)	(1.5)	(1.7)	(8.5)	(9.7)	(7.5)	(7.6)

Net Income	$221.1	$242.5	$228.9	$221.2	$205.7	$218.6	$212.6	$233.9	$230.2

Net Income Per Common Share - Assuming Dilution	$0.87	$0.94	$0.88	$0.84	$0.78	$0.82	$0.79	$0.85	$0.83

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income	$1,162.7	$1,124.6	$3,472.9	$3,395.8	$4,517.1	$4,456.5
Net Investment Income	216.6	233.1	664.2	699.9	929.6	952.3
Other Income	30.2	30.2	91.4	99.0	128.3	124.6
Total	1,409.5	1,387.9	4,228.5	4,194.7	5,575.0	5,533.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	818.0	810.0	2,442.3	2,432.6	3,222.4	3,238.6
Commissions	130.3	124.3	396.5	382.9	505.2	507.5
Deferral of Acquisition Costs	(70.6)	(65.3)	(214.5)	(189.5)	(252.0)	(249.2)
Amortization of Deferred Acquisition Costs	58.5	49.7	188.8	181.2	230.0	196.5
Other Expenses	259.0	249.4	771.5	745.6	1,000.8	992.9
Total	1,195.2	1,168.1	3,584.6	3,552.8	4,706.4	4,686.3

Operating Income Including Unclaimed Death Benefits (UDB) and Group Life Waiver of Premium Benefit (Waiver) Reserve Adjustments	214.3	219.8	643.9	641.9	868.6	847.1
UDB Reserve Increase	—	—	—	—	75.4	—
Waiver Reserve Reduction	—	—	—	—	(85.0)	—
Operating Income	$214.3	$219.8	$643.9	$641.9	$859.0	$847.1

Operating Ratios (% of Premium Income):
Benefit Ratio	70.4%	72.0%	70.3%	71.6%	71.3%	72.7%
Benefit Ratio Excluding UDB and Waiver Reserve Adjustments					71.6%
Other Expense Ratio	22.3%	22.2%	22.2%	22.0%	22.2%	22.3%
Income Ratio	18.4%	19.5%	18.5%	18.9%	19.2%	19.0%
Operating Income Ratio	18.4%	19.5%	18.5%	18.9%	19.0%	19.0%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Group Long-term Disability	$387.7	$385.0	$1,157.4	$1,172.5	$1,553.9	$1,578.8
Group Short-term Disability	138.3	129.5	413.4	389.6	519.6	476.7
Total Premium Income	526.0	514.5	1,570.8	1,562.1	2,073.5	2,055.5
Net Investment Income	125.4	137.0	386.2	416.2	550.1	576.9
Other Income	22.9	23.1	67.6	73.6	95.6	93.7
Total	674.3	674.6	2,024.6	2,051.9	2,719.2	2,726.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	431.9	426.3	1,293.5	1,307.3	1,732.9	1,741.6
Commissions	39.7	40.3	120.9	124.6	164.0	159.3
Deferral of Acquisition Costs	(9.3)	(8.6)	(28.3)	(22.2)	(29.6)	(26.3)
Amortization of Deferred Acquisition Costs	6.5	5.4	19.5	15.8	21.1	18.3
Other Expenses	136.3	132.6	407.7	396.9	532.4	540.1
Total	605.1	596.0	1,813.3	1,822.4	2,420.8	2,433.0

Operating Income	$69.2	$78.6	$211.3	$229.5	$298.4	$293.1

Operating Ratios (% of Premium Income):
Benefit Ratio	82.1%	82.9%	82.3%	83.7%	83.6%	84.7%
Other Expense Ratio	25.9%	25.8%	26.0%	25.4%	25.7%	26.3%
Operating Income Ratio	13.2%	15.3%	13.5%	14.7%	14.4%	14.3%

Persistency:
Group Long-term Disability			90.2%	87.4%	87.2%	90.7%
Group Short-term Disability			88.9%	88.4%	88.0%	88.0%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Group Life	$316.1	$305.2	$939.2	$911.0	$1,213.9	$1,182.1
Accidental Death & Dismemberment	32.2	30.5	93.9	91.6	121.6	115.3
Total Premium Income	348.3	335.7	1,033.1	1,002.6	1,335.5	1,297.4
Net Investment Income	34.6	36.5	104.0	107.3	142.6	146.9
Other Income	0.4	0.6	1.2	1.5	1.8	1.9
Total	383.3	372.8	1,138.3	1,111.4	1,479.9	1,446.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	243.7	240.3	724.5	712.9	909.9	936.4
Commissions	28.3	27.4	84.8	83.0	108.9	104.6
Deferral of Acquisition Costs	(7.3)	(7.3)	(22.0)	(18.7)	(24.7)	(22.4)
Amortization of Deferred Acquisition Costs	5.2	4.0	15.8	11.7	15.6	13.6
Other Expenses	50.8	49.9	151.2	148.8	198.2	193.1
Total	320.7	314.3	954.3	937.7	1,207.9	1,225.3

Operating Income Including UDB and Waiver Reserve Adjustments	62.6	58.5	184.0	173.7	272.0	220.9
UDB Reserve Increase	—	—	—	—	49.1	—
Waiver Reserve Reduction	—	—	—	—	(85.0)	—
Operating Income	$62.6	$58.5	$184.0	$173.7	$236.1	$220.9

Operating Ratios (% of Premium Income):
Benefit Ratio	70.0%	71.6%	70.1%	71.1%	68.1%	72.2%
Benefit Ratio Excluding UDB and Waiver Reserve Adjustments					70.8%
Other Expense Ratio	14.6%	14.9%	14.6%	14.8%	14.8%	14.9%
Income Ratio	18.0%	17.4%	17.8%	17.3%	20.4%	17.0%
Operating Income Ratio	18.0%	17.4%	17.8%	17.3%	17.7%	17.0%

Persistency:
Group Life			89.8%	88.9%	88.1%	90.6%
Accidental Death & Dismemberment			90.9%	89.3%	88.8%	90.0%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Individual Disability - Recently Issued	$116.9	$114.9	$348.8	$349.3	$465.3	$477.6
Voluntary Benefits	171.5	159.5	520.2	481.8	642.8	626.0
Total Premium Income	288.4	274.4	869.0	831.1	1,108.1	1,103.6
Net Investment Income	56.6	59.6	174.0	176.4	236.9	228.5
Other Income	6.9	6.5	22.6	23.9	30.9	29.0
Total	351.9	340.5	1,065.6	1,031.4	1,375.9	1,361.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	142.4	143.4	424.3	412.4	579.6	560.6
Commissions	62.3	56.6	190.8	175.3	232.3	243.6
Deferral of Acquisition Costs	(54.0)	(49.4)	(164.2)	(148.6)	(197.7)	(200.5)
Amortization of Deferred Acquisition Costs	46.8	40.3	153.5	153.7	193.3	164.6
Other Expenses	71.9	66.9	212.6	199.9	270.2	259.7
Total	269.4	257.8	817.0	792.7	1,077.7	1,028.0

Operating Income Including UDB Reserve Increase	82.5	82.7	248.6	238.7	298.2	333.1
UDB Reserve Increase	—	—	—	—	26.3	—
Operating Income	$82.5	$82.7	$248.6	$238.7	$324.5	$333.1

Interest Adjusted Loss Ratio:
Individual Disability - Recently Issued	31.1%	31.6%	29.7%	29.3%	29.6%	31.2%

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability - Recently Issued	52.7%	53.4%	51.3%	50.9%	51.3%	52.4%
Voluntary Benefits	47.1%	51.4%	47.1%	48.7%	53.0%	49.5%
Benefit Ratio Excluding UDB Reserve Increase
Voluntary Benefits					48.9%
Other Expense Ratio	24.9%	24.4%	24.5%	24.1%	24.4%	23.5%
Income Ratio	28.6%	30.1%	28.6%	28.7%	26.9%	30.2%
Operating Income Ratio	28.6%	30.1%	28.6%	28.7%	29.3%	30.2%

Persistency:
Individual Disability - Recently Issued			89.9%	90.6%	90.5%	91.4%
Voluntary Benefits			77.7%	77.0%	77.0%	78.9%

9. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Group Long-term Disability	$104.5	$96.5	$313.4	$290.7	$389.9	$409.7
Group Life	34.1	25.6	102.6	83.1	106.4	221.3
Supplemental	14.0	15.2	42.3	44.9	60.3	63.6
Total Premium Income	152.6	137.3	458.3	418.7	556.6	694.6
Net Investment Income	34.4	30.3	112.3	106.5	148.5	170.8
Other Income	—	0.1	0.1	0.1	0.1	0.1
Total	187.0	167.7	570.7	525.3	705.2	865.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	108.0	96.9	328.4	312.7	413.3	541.4
Commissions	11.5	9.6	32.0	28.4	38.0	42.6
Deferral of Acquisition Costs	(2.9)	(2.4)	(7.6)	(7.1)	(9.8)	(11.8)
Amortization of Deferred Acquisition Costs	3.2	3.6	9.6	11.2	14.7	15.7
Other Expenses	33.7	28.7	98.7	84.0	117.0	146.3
Total	153.5	136.4	461.1	429.2	573.2	734.2

Operating Income	$33.5	$31.3	$109.6	$96.1	$132.0	$131.3

Operating Ratios (% of Premium Income):
Benefit Ratio	70.8%	70.6%	71.7%	74.7%	74.3%	77.9%
Other Expense Ratio	22.1%	20.9%	21.5%	20.1%	21.0%	21.1%
Operating Income Ratio	22.0%	22.8%	23.9%	23.0%	23.7%	18.9%

Persistency:
Group Long-term Disability			88.4%	81.9%	82.2%	84.0%
Group Life			73.3%	64.8%	66.7%	82.5%
Supplemental			86.5%	78.6%	78.8%	84.6%

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds, except exchange rate)	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Group Long-term Disability	£62.7	£62.2	£187.8	£188.0	£249.2	£258.4
Group Life	20.5	16.5	61.5	53.8	68.2	139.6
Supplemental	8.3	9.7	25.3	29.0	38.5	40.1
Total Premium Income	91.5	88.4	274.6	270.8	355.9	438.1
Net Investment Income	20.6	19.5	67.2	68.9	94.9	107.7
Other Income	(0.1)	0.1	—	0.1	0.1	—
Total	112.0	108.0	341.8	339.8	450.9	545.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	64.7	62.4	196.7	202.3	264.5	341.4
Commissions	6.9	6.1	19.2	18.3	24.3	26.9
Deferral of Acquisition Costs	(1.7)	(1.5)	(4.5)	(4.6)	(6.2)	(7.5)
Amortization of Deferred Acquisition Costs	1.9	2.3	5.7	7.3	9.3	9.9
Other Expenses	20.1	18.6	59.0	54.4	74.7	92.2
Total	91.9	87.9	276.1	277.7	366.6	462.9

Operating Income	£20.1	£20.1	£65.7	£62.1	£84.3	£82.9

Weighted Average Pound/Dollar Exchange Rate	1.667	1.557	1.668	1.548	1.566	1.584

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$190.7	$185.0	$569.0	$554.5	$738.7	$724.5
Life	57.9	55.6	172.8	165.7	221.1	209.7
Cancer and Critical Illness	70.8	68.5	210.8	203.9	272.4	260.3
Total Premium Income	319.4	309.1	952.6	924.1	1,232.2	1,194.5
Net Investment Income	35.7	36.3	108.8	110.3	145.4	138.6
Other Income	0.1	—	0.1	0.1	0.2	0.3
Total	355.2	345.4	1,061.5	1,034.5	1,377.8	1,333.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	168.3	164.0	492.7	485.6	667.0	627.3
Commissions	64.6	61.9	191.6	188.4	252.5	254.5
Deferral of Acquisition Costs	(54.3)	(50.1)	(159.5)	(152.7)	(205.0)	(206.3)
Amortization of Deferred Acquisition Costs	46.2	45.3	134.5	131.3	174.2	166.5
Other Expenses	59.2	55.3	176.3	166.4	224.3	217.1
Total	284.0	276.4	835.6	819.0	1,113.0	1,059.1

Operating Income Including UDB Reserve Increase	71.2	69.0	225.9	215.5	264.8	274.3
UDB Reserve Increase	—	—	—	—	20.1	—
Operating Income	$71.2	$69.0	$225.9	$215.5	$284.9	$274.3

Operating Ratios (% of Premium Income):
Benefit Ratio	52.7%	53.1%	51.7%	52.5%	54.1%	52.5%
Benefit Ratio Excluding UDB Reserve Increase					52.5%
Other Expense Ratio	18.5%	17.9%	18.5%	18.0%	18.2%	18.2%
Income Ratio	22.3%	22.3%	23.7%	23.3%	21.5%	23.0%
Operating Income Ratio	22.3%	22.3%	23.7%	23.3%	23.1%	23.0%

Persistency:
Accident, Sickness, and Disability			75.3%	75.5%	75.2%	75.7%
Life			84.9%	85.3%	85.2%	85.7%
Cancer and Critical Illness			83.1%	83.5%	83.1%	84.5%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Individual Disability	$154.0	$169.3	$472.9	$521.7	$687.5	$736.4
Long-term Care	158.3	157.0	471.9	473.6	630.6	631.9
All Other	0.2	—	0.7	0.1	0.7	2.2
Total Premium Income	312.5	326.3	945.5	995.4	1,318.8	1,370.5
Net Investment Income	317.7	315.4	960.5	944.6	1,272.3	1,230.5
Other Income	23.4	23.6	69.5	71.5	93.9	100.1
Total	653.6	665.3	1,975.5	2,011.5	2,685.0	2,701.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	559.3	570.7	1,674.9	1,721.0	2,293.0	2,314.9
Commissions	25.6	26.8	77.1	81.9	113.8	112.6
Interest and Debt Expense	1.8	2.1	5.5	6.4	8.4	10.4
Other Expenses	40.7	40.0	125.4	119.6	160.4	167.7
Total	627.4	639.6	1,882.9	1,928.9	2,575.6	2,605.6

Operating Income	$26.2	$25.7	$92.6	$82.6	$109.4	$95.5

Interest Adjusted Loss Ratios:
Individual Disability	82.3%	80.6%	84.4%	81.6%	82.6%	83.0%
Long-term Care	88.5%	89.6%	84.7%	89.7%	89.6%	90.1%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.0%	12.3%	13.3%	12.0%	12.2%	12.2%
Operating Income Ratio	8.4%	7.9%	9.8%	8.3%	8.3%	7.0%

Persistency:
Individual Disability			91.1%	92.0%	91.8%	92.5%
Long-term Care			95.1%	95.4%	95.5%	95.8%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013	12/31/2013	12/31/2012
Operating Revenue
Net Investment Income	$2.0	$0.4	$2.2	$1.4	$(3.7)	$23.0
Other Income	0.9	0.3	2.2	2.7	7.7	2.8
Total	2.9	0.7	4.4	4.1	4.0	25.8

Interest and Other Expenses	35.8	33.6	120.5	107.8	147.5	134.3

Operating Loss Including Costs Related to Early Retirement of Debt	(32.9)	(32.9)	(116.1)	(103.7)	(143.5)	(108.5)
Costs Related to Early Retirement of Debt	—	—	13.2	—	—	—
Operating Loss	$(32.9)	$(32.9)	$(102.9)	$(103.7)	$(143.5)	$(108.5)

Unum Group Reserves

	September 30, 2014
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$6,600.6	$575.3	29.6%	$7,175.9	$64.9	$7,111.0
Group Life and Accidental Death & Dismemberment	69.1	0.4	707.3	197.3	3.7	973.7	5.5	968.2
Individual Disability - Recently Issued	554.6	3.5	1,196.6	125.9	5.4	1,877.1	114.1	1,763.0
Voluntary Benefits	1,349.5	8.2	52.5	63.6	0.5	1,465.6	29.0	1,436.6
Unum US Segment	1,973.2	12.1	8,557.0	962.1	39.2	11,492.3	213.5	11,278.8

Unum UK Segment	24.0	0.1	2,263.9	149.3	10.0	2,437.2	124.5	2,312.7

Colonial Life Segment	1,643.9	10.0	278.7	130.0	1.7	2,052.6	11.6	2,041.0

Individual Disability	764.5	4.7	10,198.7	289.5	43.2	11,252.7	1,547.5	9,705.2
Long-term Care	6,153.3	37.6	963.4	101.9	4.4	7,218.6	42.9	7,175.7
Other	5,799.5	35.5	219.1	137.5	1.5	6,156.1	4,939.0	1,217.1
Closed Block Segment	12,717.3	77.8	11,381.2	528.9	49.1	24,627.4	6,529.4	18,098.0

Subtotal	$16,358.4	100.0%	$22,480.8	$1,770.3	100.0%	40,609.5	6,879.0	33,730.5

Adjustment to Reserves for Unrealized Gain on Securities						5,396.8	342.1	5,054.7

Consolidated						$46,006.3	$7,221.1	$38,785.2

The increase in the adjustment to reserves for unrealized gain on securities, relative to year-end 2013, was due primarily to a decrease in both U.S. Treasury rates and credit spreads. This adjustment is consistent with a similar adjustment to our invested assets.

Unum Group Reserves

	December 31, 2013
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$6,810.3	$569.1	30.1%	$7,379.4	$66.6	$7,312.8
Group Life and Accidental Death & Dismemberment	72.3	0.5	713.2	201.1	3.7	986.6	2.5	984.1
Individual Disability - Recently Issued	558.3	3.5	1,155.7	124.4	5.2	1,838.4	104.3	1,734.1
Voluntary Benefits	1,298.4	8.1	48.9	73.2	0.5	1,420.5	29.2	1,391.3
Unum US Segment	1,929.0	12.1	8,728.1	967.8	39.5	11,624.9	202.6	11,422.3

Unum UK Segment	24.9	0.1	2,286.0	171.7	10.0	2,482.6	130.1	2,352.5

Colonial Life Segment	1,577.6	9.9	274.1	134.1	1.7	1,985.8	13.9	1,971.9

Individual Disability	859.3	5.4	10,346.8	281.9	43.3	11,488.0	1,545.0	9,943.0
Long-term Care	5,791.4	36.3	865.7	94.8	3.9	6,751.9	42.6	6,709.3
Other	5,783.8	36.2	234.4	150.2	1.6	6,168.4	4,915.2	1,253.2
Closed Block Segment	12,434.5	77.9	11,446.9	526.9	48.8	24,408.3	6,502.8	17,905.5

Subtotal	$15,966.0	100.0%	$22,735.1	$1,800.5	100.0%	40,501.6	6,849.4	33,652.2

Adjustment to Reserves for Unrealized Gain on Securities						4,108.5	263.8	3,844.7

Consolidated						$44,610.1	$7,113.2	$37,496.9

14. 1

Unum Group Investments

	9/30/2014			9/30/2014	6/30/2014
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$28,635.2	64.0%	Duration Weighted Book Yield	6.19%	6.21%
Asset-Backed Securities (1)	96.4	0.2	Average Duration (in years)	7.57	7.58
Residential Mortgage-Backed Securities	2,275.4	5.1
Commercial Mortgage-Backed Securities	129.9	0.3
Private Placements	5,476.1	12.2
High Yield	3,466.4	7.8
Government Securities	2,543.1	5.7
Municipal Securities (2)	2,042.6	4.6
Redeemable Preferred Stocks	50.1	0.1
Total	$44,715.2	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	8.9%	8.7%	Total Non-Current Investments	$54.0	$54.0
Aa	9.0	9.3	Total Schedule BA Assets	$471.4	$486.5
A	30.7	31.7
Baa	42.7	42.4
Below Baa	8.7	7.9
Total	100.0%	100.0%

(1) Includes $32.3 million of high yield mortgage-backed securities.
(2) Includes $18.2 million of high yield municipal securities.

Unum Group Investments at September 30, 2014

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,724.4	$250.8	$399.1	$19.1	$2,325.3	$269.9
Capital Goods	3,803.0	475.2	159.2	3.0	3,643.8	478.2
Communications	3,003.0	460.5	259.7	3.4	2,743.3	463.9
Consumer Cyclical	1,255.1	155.3	22.8	0.2	1,232.3	155.5
Consumer Non-Cyclical	5,863.1	713.6	629.1	22.7	5,234.0	736.3
Energy	6,310.9	854.5	495.0	16.2	5,815.9	870.7
Financial Institutions	3,405.6	356.0	74.3	0.8	3,331.3	356.8
Mortgage/Asset-Backed	2,501.7	191.9	25.4	0.6	2,476.3	192.5
Sovereigns	1,346.7	179.8	—	—	1,346.7	179.8
Technology	1,153.9	85.0	265.6	8.1	888.3	93.1
Transportation	1,624.1	233.2	76.2	0.7	1,547.9	233.9
U.S. Government Agencies and Municipalities	3,239.0	519.7	135.8	5.2	3,103.2	524.9
Public Utilities	8,434.6	1,313.2	143.3	4.6	8,291.3	1,317.8
Redeemable Preferred Stocks	50.1	6.1	—	—	50.1	6.1
Total	$44,715.2	$5,794.8	$2,685.5	$84.6	$42,029.7	$5,879.4

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$725.2	$10.1		$797.8	$20.8
91 through 180 days	10.2	0.2		15.8	0.4
181 through 270 days	—	—		—	—
271 days to 1 year	—	—		19.5	0.5
Greater than 1 year	917.8	37.3		199.2	15.3
Total	$1,653.2	$47.6		$1,032.3	$37.0

15. 1

Appendix to Statistical Supplement

2014 Significant Items

During the second quarter of 2014, we retired $145.0 million of our outstanding 6.85% notes issued by one of our U.K. subsidiaries, including a make-whole amount of $13.2 million ($10.4 million after tax). In conjunction with this retirement, we reclassified $13.1 million ($10.5 million after tax) from accumulated other comprehensive income to realized investment gain in our consolidated statements of income. This reclassification represents the applicable portion of the deferred gain from previously terminated derivatives associated with the hedge of this debt.

2013 Significant Items

Year ended December 31, 2013 results included the following:

•
Claim reserve increases of $49.1 million for Unum US group life, $26.3 million for Unum US voluntary life, and $20.1 million for Colonial Life voluntary life, for a total reserve increase of $95.5 million with a corresponding decrease in net income of $62.1 million, less applicable income tax, related to unclaimed death benefits.

•	A reserve reduction of $85.0 million before tax and $55.2 million after tax related to Unum US group life waiver of premium benefits.

Non-GAAP Financial Measures

We analyze our Company's performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Operating revenue, which excludes realized investment gains or losses;

•
Before-tax operating income or loss, which excludes realized investment gains or losses, non-operating retirement-related gains or losses, income tax, and certain other items, as applicable, and after-tax operating income or loss which includes income tax;

•	Operating return on equity, which is calculated using after-tax operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges;

•
Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on cash flow hedges, the non-recourse debt and associated capital of Tailwind Holdings, LLC and Northwind Holdings, LLC, and short-term debt arising from securities lending agreements; and

•	Book value per common share, which is calculated excluding AOCI.

Realized investment gains or losses, non-operating retirement-related gains or losses, unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.1.

16

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	September 30	June 30	March 31	December 31	September 30	June 30	March 31	December 31	September 30
	2014			2013				2012
	(in millions)
Operating Revenue	$2,608.2	$2,627.6	$2,604.8	$2,576.9	$2,567.0	$2,588.6	$2,614.5	$2,633.6	$2,606.7
Net Realized Investment Gain (Loss)	1.2	25.9	6.3	9.3	(26.1)	13.3	10.3	24.6	21.3
Total Revenue	$2,609.4	$2,653.5	$2,611.1	$2,586.2	$2,540.9	$2,601.9	$2,624.8	$2,658.2	$2,628.0

	After-Tax	Average	Annualized
	Operating	Allocated	Operating
	Income (Loss)	Equity(1)	Return
	(in millions)		On Equity
Three Months Ended September 30, 2014
Unum US	$140.5	$4,124.7	13.6%
Unum UK	26.4	669.6	15.7%
Colonial Life	46.3	1,145.1	16.2%
Core Operating Segments	213.2	5,939.4	14.4%
Closed Block	17.2	2,820.2
Corporate	(9.3)	(373.8)
Total	$221.1	$8,385.8	10.5%

Three Months Ended September 30, 2013
Unum US	$144.1	$4,134.7	13.9%
Unum UK	23.7	604.3	15.7%
Colonial Life	44.8	1,119.1	16.0%
Core Operating Segments	212.6	5,858.1	14.5%
Closed Block	17.1	2,609.8
Corporate	(5.1)	(705.5)
Total	$224.6	$7,762.4	11.6%

(1)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.3.

16. 1

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax	Average	Annualized
	Operating	Allocated	Operating
	Income (Loss)	Equity(2)	Return
	(in millions)		On Equity
Nine Months Ended September 30, 2014
Unum US	$421.9	$4,158.8	13.5%
Unum UK	87.1	636.4	18.2%
Colonial Life	146.9	1,148.6	17.1%
Core Operating Segments	655.9	5,943.8	14.7%
Closed Block	61.1	2,780.1
Corporate	(35.4)	(461.1)
Total	$681.6	$8,262.8	11.0%

Nine Months Ended September 30, 2013
Unum US	$420.8	$4,136.3	13.6%
Unum UK	74.8	737.5	13.5%
Colonial Life	140.1	1,112.5	16.8%
Core Operating Segments	635.7	5,986.3	14.2%
Closed Block	54.2	2,548.2
Corporate	(31.2)	(943.1)
Total	$658.7	$7,591.4	11.6%

(2)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.3.

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax	Average
	Operating	Allocated	Operating
	Income (Loss)	Equity(3)	Return
	(in millions)		On Equity
Year Ended December 31, 2013
Unum US	$563.1	$4,141.8	13.6%
Unum UK	104.5	744.3	14.0%
Colonial Life	185.2	1,122.6	16.5%
Core Operating Segments	852.8	6,008.7	14.2%
Closed Block	71.3	2,580.4
Corporate	(41.6)	(856.8)
Total	$882.5	$7,732.3	11.4%

Year Ended December 31, 2012
Unum US	$555.3	$4,024.1	13.8%
Unum UK	99.2	811.2	12.2%
Colonial Life	178.3	1,064.4	16.8%
Core Operating Segments	832.8	5,899.7	14.1%
Closed Block	62.3	2,234.2
Corporate	(7.6)	(892.1)
Total	$887.5	$7,241.8	12.3%

(3)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

(in millions)	9/30/2014	6/30/2014	12/31/2013	9/30/2013	6/30/2013	12/31/2012	12/31/2011
Total Stockholders' Equity, As Reported	$9,244.0	$9,243.7	$8,659.1	$8,669.9	$8,380.6	$8,612.6	$8,169.7
Net Unrealized Gain on Securities	462.0	501.2	135.7	427.4	295.6	873.5	614.8
Net Gain on Cash Flow Hedges	383.5	369.5	396.3	397.2	405.5	401.6	408.7
Total Stockholders' Equity, As Adjusted	$8,398.5	$8,373.0	$8,127.1	$7,845.3	$7,679.5	$7,337.5	$7,146.2

	Three Months Ended	Nine Months Ended	Twelve Months Ended	Three Months Ended	Nine Months Ended	Twelve Months Ended
	9/30/2014		12/31/2013	9/30/2013		12/31/2012
Average Stockholders' Equity Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	$8,385.8	$8,262.8	$7,732.3	$7,762.4	$7,591.4	$7,241.8

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended September 30				Nine Months Ended September 30
	2014		2013		2014		2013
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
After-tax Operating Income	$221.1	$0.87	$224.6	$0.85	$681.6	$2.64	$658.7	$2.47
Net Realized Investment Gain (Loss), Net of Tax	0.9	—	(17.2)	(0.06)	24.0	0.10	(1.9)	(0.01)
Non-operating Retirement-related Loss, Net of Tax	(0.9)	—	(1.7)	(0.01)	(2.7)	(0.01)	(19.9)	(0.08)
Costs Related to Early Retirement of Debt, Net of Tax	—	—	—	—	(10.4)	(0.04)	—	—
Net Income	$221.1	$0.87	$205.7	$0.78	$692.5	$2.69	$636.9	$2.38

* Assuming Dilution

	Year Ended December 31
(in millions)	2013	2012
After-tax Operating Income	$882.5	$887.5
Net Realized Investment Gain, Net of Tax	3.9	37.1
Non-operating Retirement-related Loss, Net of Tax	(21.4)	(30.2)
UDB Reserve Increase, Net of Tax	(62.1)	—
Waiver Reserve Reduction, Net of Tax	55.2	—
Net Income	$858.1	$894.4

	September 30		December 31
	2014	2013	2013	2012
	(in millions)
Debt, As Reported	$2,853.5	$2,771.8	$2,688.5	$3,211.2
Excluding Securities Lending Agreements	70.2	140.5	76.5	455.8
Excluding Non-recourse Debt	404.8	455.0	440.0	562.5
Debt, As Adjusted	$2,378.5	$2,176.3	$2,172.0	$2,192.9

Total Stockholders' Equity, As Reported	$9,244.0	$8,669.9	$8,659.1	$8,612.6
Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	845.5	824.6	532.0	1,275.1
Excluding Northwind and Tailwind Capital	842.0	843.0	846.4	870.6
	7,556.5	7,002.3	7,280.7	6,466.9
Debt, As Adjusted	2,378.5	2,176.3	2,172.0	2,192.9
Total Capital, As Adjusted	$9,935.0	$9,178.6	$9,452.7	$8,659.8

Leverage Ratio	23.9%	23.7%	23.0%	25.3%

16. 4